EXHIBIT 31

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with Amendment Number 1 to the Current Report on Form 8-K/A of Intelligent Motor Cars Group, Inc., as filed with the Securities and Exchange Commission on the date hereof, I, Gerald Scalzo, the Chief Executive Officer and Acting Chief Financial Officer of the registrant, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, that:

         1. I have reviewed this Amendment Number 1 to the Current Report on Form 8-K/A of Intelligent Motor Cars Group, Inc.;

         2. Based on my knowledge, this Amendment Number 1 to the Current Report on Form 8- K/A does not contain any untrue statement of a material fact or omit to state a material fact necessary in order; to make the statements made, in light of the circumstances under which such statements were made not, not misleading;

         3. Based on my knowledge, the financial statements and other financial information included in this Amendment Number 1 to the Current Report on Form 8-K/A, fairly present in all material respects the financial condition, results of operations of the registrant as of, and for, the periods presented in this Amendment Number 1 to the Current Report on Form 8-K/A;

         4. I am responsible for establishing and maintaining internal controls and have:

         a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

         b) evaluated the effectiveness of the registrant's internal controls and procedures as of a date within 90 days prior to this annual report (the "Evaluation Date"); and

         c) presented in this report our conclusions about the effectiveness of our internal controls based on our evaluation as of the Evaluation Date;

         5. I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

         a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weakness in internal controls; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

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         6. I have indicated in this Amendment Number 1 to the Current Report on
Form 8-K/A whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date: August 8, 2003                 /s/ Gerald Scalzo
                                     -------------------------------------
                                     Name: Gerald Scalzo
                                     Title: Chief Executive Officer and
                                            Acting Chief Financial Officer